UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013 (October 18, 2013)

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

           Registrant's telephone number, including area code: (914) 332-4100

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment to October 18, 2013, Current Report

On October 18, 2013, SPAR Group, Inc. (the "Corporation"), filed a Current Report on Form 8-K (the "October 18 Report") to note the change in its principal independent accountants for 2013, including the change in audit responsibility for all of its applicable foreign subsidiaries.

The Corporation did not receive Exhibit 16.2 from Gossler, Sociedad Civil, Member Crowe Horwath International ("CHG-MX"), with respect to the Corporation's Mexican subsidiary, SPAR TODOPROMO, SAPI, de CV, in time for filing with the October 18 Report, but the Corporation has since received that exhibit.

The Corporation is filing this Current Report on Form 8-K/A in order to file the letter from CHG-MX as Exhibit 16.2. No other change is being made in the October 18 Report.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

16.2 Letter from Gossler, Sociedad Civil dated October 14, 2013, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: October 21, 2013	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

16.2	Letter from Gossler, Sociedad Civil dated October 14, 2013, as attached hereto.